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                                  [LETTERHEAD]

                                                                   Exhibit 23.3

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the use of our audit report dated January 26, 1995, with respect to the consolidated financial statements of First Community Bankshares, Inc. and subsidiaries incorporated by reference in the Registration Statement (Form S-4) and related Proxy Statement - Prospectus of Community First Bankshares, Inc. for the registration of 5,170,828 shares of its common stock.


                                       Fortner, Bayens, Leukulich
                                       and Co., P.C.


Denver, Colorado
October 9, 1996